Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eric Javidi, Chief Financial Officer of Archaea Energy Inc. (the “Company”), hereby certify that, to my knowledge:

(1)	Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2021	/s/ Eric Javidi
Eric Javidi
Chief Financial Officer
(Principal Financial Officer)